Goodwill, Intangible and Other Long-Lived Assets	12 Months Ended
Dec. 31, 2012
Goodwill, Intangible and Other Long-Lived Assets

6. Goodwill, Intangible and Other Long-Lived Assets

Goodwill and intangible assets were recognized in connection with the acquisition of Cyrus Networks as well as prior acquisitions. The carrying amount of goodwill was $276.2 million for both 2012 and 2011.

Summarized below are the carrying values for the major classes of intangible assets:

(dollars in millions)		December 31,
		2012		2011
	Weighted- Average Life (in years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	15	$129.5	$(36.8)	$136.6	$(26.4)
Trademark	15	7.4	(1.2)	7.4	(0.7)
Favorable leasehold interest	56	3.9	(0.2)	3.9	(0.1)

Total		$140.8	$(38.2)	$147.9	$(27.2)

During the second quarter of 2012, management identified impairment indicators for a customer relationship intangible and other long-lived assets primarily related to GramTel acquisition. We performed step one of the impairment tests for these assets utilizing cash flow estimates from our most recent long-term business plan and other updated assumptions. The results of these tests indicated a potential impairment loss for each of these asset groups.

Management engaged a third-party valuation specialist to assist with our estimation of the fair value of these assets. Management estimated the fair value of the customer relationship using the income approach, which discounted the expected earnings attributable to current customer contracts, and includes estimates of future expenses, capital expenditures and an appropriate discount rate.

Management also estimated the fair value of other long-lived assets, primarily leasehold improvements, using an income approach based on projected discounted future cash flows using estimates of future revenues and expenses, projected capital expenditures and an appropriate discount rate. The fair value of the customer relationship intangible was estimated by management to be $2.8 million resulting in an asset impairment of $1.5 million. Management estimated the fair value of other long-lived assets, primarily leasehold improvements, at $2.4 million resulting in an impairment loss of $11.8 million. Both fair value estimates are deemed Level 3 measurements within the fair value hierarchy due to the significance of unobservable inputs utilized in these measurements.

Amortization expense for intangible assets subject to amortization was $16.4 million, $15.5 million and $9.2 million in 2012, 2011 and 2010, respectively. The following table presents estimated amortization expense for 2013 through 2017:

(dollars in millions)
2013	$16.9
2014	16.9
2015	14.6
2016	11.5
2017	9.4